Exhibit 10.1

Execution Version

FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Agreement”), dated as of May 5, 2026, entered into by and among RIBBON COMMUNICATIONS OPERATING COMPANY, INC., a Delaware corporation (the “Borrower”), RIBBON COMMUNICATIONS INC., a Delaware corporation (“Holdings”), each Lender executing this Agreement as a “Lender” on the signature pages hereto (each such Lender, a “Consenting Lender”, and such Consenting Lenders representing all Lenders under the Credit Agreement on the date hereof) and HPS INVESTMENT PARTNERS, LLC (“HPS”), as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”), is in respect of the Credit Agreement referred to below.

WHEREAS, the Borrower, Holdings, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the First Amendment Effective Date (as defined below), the “Credit Agreement”; the Credit Agreement as amended, restated, supplemented or otherwise modified by this Agreement is referred to herein as the “Amended Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders of a potential Event of Default arising under Section 8.1(c) of the Credit Agreement arising from the anticipated failure of Holdings to comply with the financial covenant contained in Section 7.1(a) of the Credit Agreement for the four fiscal quarter period ending on or about June 30, 2026;

WHEREAS, in connection with the foregoing, the Borrower has requested that the Administrative Agent and the Consenting Lenders waive compliance with Section 7.1(a) of the Credit Agreement for the four fiscal quarter period ending on or about June 30, 2026;

WHEREAS, the Lenders party hereto and the Administrative Agent desire to waive compliance with Section 7.1(a) of the Credit Agreement for the four fiscal quarter period ending on or about June 30, 2026 and desire to amend the Credit Agreement, in each case, on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.  The rules of construction and other interpretive provisions specified in Section 1 of the Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.  This Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 2.  Amendments.  Subject to the satisfaction (or waiver) of the conditions precedent specified in Section 5 below, but effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Credit Agreement is amended to add the following definitions in the appropriate alphabetical location:

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““2026 Reporting Date”: the date that the Borrower delivers the financial statements required to be delivered pursuant to Section 6.1(a) for the fiscal year ending December 31, 2025, and the related Compliance Certificate required to be delivered pursuant to Section 6.2(b).”

““First Amendment and Limited Waiver”: means that certain First Amendment and Limited Waiver to Credit Agreement, dated as of the First Amendment Effective Date, by and among Holdings, the Borrower, the Administrative Agent and the Lenders party thereto.”

““First Amendment Effective Date”: means, May 5, 2026.”

““First Amendment Payments Letter”: means that certain First Amendment Payments Letter, dated as of the First Amendment Effective Date, by and among Holdings, the Borrower and the Administrative Agent.”

(b)The definitions of “Applicable Margin” and “Loan Documents” in Section 1.1 of the Credit Agreement are hereby amended and replaced in their entirety with the following text:

““Applicable Margin”: for the Term Loans and the Revolving Loans,

(a) from and including the Closing Date through (and including) the Initial Reporting Date, (i) with respect to SOFR Loans, 6.25% per annum, and (ii) with respect to ABR Loans, 5.25% per annum; and

(b)from and including the Business Day occurring immediately after the Initial Reporting Date through (and including) the 2026 Reporting Date, a rate per annum determined by reference to the Consolidated Net Leverage Ratio in effect from time to time as set forth below:

Level	Consolidated Net Leverage Ratio	Applicable Margin for SOFR Loans	Applicable Margin for ABR Loans
I	> 2.40:1.00	6.25%	5.25%
II	< 2.40:1.00 and ≥1.90:1.00	6.00%	5.00%
III	< 1.90:1.00	5.75%	4.75%

(c) from and including the day occurring immediately after the 2026 Reporting Date, a rate per annum determined by reference to the Consolidated Net Leverage Ratio in effect from time to time as set forth below:

Level	Consolidated Net Leverage Ratio	Applicable Margin for SOFR Loans	Applicable Margin for ABR Loans
I	> 3.75:1.00	7.00%	6.00%

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Level	Consolidated Net Leverage Ratio	Applicable Margin for SOFR Loans	Applicable Margin for ABR Loans
II	< 3.75:1.00 and ≥2.40:1.00	6.25%	5.25%

III	< 2.40:1.00 and ≥1.90:1.00	6.00%	5.00%

IV	< 1.90:1.00	5.75%	4.75%

No change in the Applicable Margin pursuant to clauses (b) or (c) above, as applicable shall be effective until the Business Day after the date on which Administrative Agent shall have received the applicable financial statements delivered pursuant to Section 6.1 and a Compliance Certificate pursuant to Section 6.2(b) calculating the Consolidated Net Leverage Ratio; provided that, (A) (x) Level II shall be deemed to be the applicable pricing level for the period commencing on the 2026 Reporting Date  (y) Level I shall be deemed to be the applicable pricing level for the period commencing on the date the Compliance Certificate for the fiscal quarter ending June 30, 2026 is (or is required to be) delivered, (B) if Holdings fails to deliver the financial statements required by Section 6.1 and the related Compliance Certificate required by Section 6.2(b) by the respective date required thereunder after the end of any related fiscal quarter or fiscal year of Holdings, the Applicable Margin shall be the rates corresponding to Level I in the foregoing table until such financial statements and Compliance Certificate are delivered, and (C) no reduction to the Applicable Margin shall become effective at any time (x) when an Event of Default has occurred and is continuing or (y) when the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents have been declared to be due and payable in accordance with Section 8.2, at which time the rates corresponding to Level I in the foregoing table shall apply.

If, as a result of any restatement of or other adjustment to the financial statements of the Loan Parties or for any other reason, the Administrative Agent determines that (x) the Consolidated Net Leverage Ratio as calculated by Holdings as of any applicable date was inaccurate and (y) a proper calculation of the Consolidated Net Leverage Ratio would have resulted in different pricing for any period, then (i) if the proper calculation of the Consolidated Net Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall automatically and retroactively be obligated to pay to the Administrative Agent, for the benefit of the applicable Lenders, promptly on demand by the Administrative Agent, an amount equal to the excess of the amount of interest that should have been paid for such period over the amount of interest actually paid for such period; and (ii) if the proper calculation of the Consolidated Net Leverage Ratio would have resulted in lower pricing for such period, neither the Administrative Agent nor any Lender shall have any obligation to repay any interest or fees to the Borrower.

With respect to Incremental Term Loans, Extended Term Loans, Extended Revolving Commitments and any Credit Agreement Refinancing Indebtedness, the “Applicable Margin” shall be as set forth in the applicable Incremental Amendment, Extension Amendment or Refinancing Amendment, as applicable.”

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““Loan Documents”:  this Agreement, the First Amendment and Limited Waiver, each Security Document, each Note, the Closing Payments Letter, the First Amendment Payments Letter, each Compliance Certificate, each Notice of Borrowing, each Incremental Joinder, each Incremental Amendment, any Extension Amendment, any Refinancing Amendment, each Notice of Conversion/Continuation, the Solvency Certificate, the Collateral Information Certificate, each L/C-Related Document binding on a Loan Party, and any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 3.10, or otherwise pursuant to this Agreement and the other Loan Documents, and any amendment, waiver, supplement or other modification to any of the foregoing.  For the avoidance of doubt, the term “Loan Documents” shall not include any Specified Swap Agreement.”

(c)Section 7.1(a) of the Credit Agreement is hereby amended and restated as follows:

“(a)Maximum Consolidated Net Leverage Ratio.  Commencing September 30, 2024, permit the Consolidated Net Leverage Ratio, as at the last day of any period of four consecutive trailing fiscal quarters of Holdings, to exceed the corresponding ratio set forth below:

Four Consecutive Fiscal Quarter Ending	Consolidated Net Leverage Ratio
September 30, 2024	4.75:1.00
December 31, 2024	4.75:1.00
March 31, 2025	4.75:1.00
June 30, 2025	4.75:1.00
September 30, 2025	4.75:1.00
December 31, 2025	4.75:1.00
March 31, 2026	4.00:1.00
June 30, 2026	4.00:1.00 Compliance waived pursuant to the First Amendment and Limited Waiver
September 30, 2026	4.50:1.00
December 31, 2026 and each fiscal quarter thereafter	4.00:1.00”

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(d)Section 7.2(h) of the Credit Agreement is hereby amended and restated as follows:

 “(h) Indebtedness of Holdings and its Subsidiaries in an aggregate principal amount, for all such Indebtedness taken together, not to exceed the greater of (x) $37,500,000 and (y) 37.5% of Consolidated Adjusted EBITDA for the most recently ended Reference Period at any one time outstanding; provided that, from and after the First Amendment Effective Date, after giving effect to the incurrence of such Indebtedness (other than with respect to an amount of Indebtedness not to exceed $2,500,000 at any one time outstanding), the Consolidated Net Leverage Ratio, on a Pro Forma Basis after giving effect such incurrence, does not exceed 3.00:1.00;”

(e)Section 7.6(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)each Loan Party may (i) purchase Capital Stock or Capital Stock options from present or former directors, officers or employees of any Group Member, including, without limitation, upon the death, disability or termination of employment of such director, officer or employee; provided that the aggregate amount of payments made under this clause (i) shall not exceed (1) $2,500,000 during any fiscal year of Holdings with unused amounts in any fiscal year being carried over to subsequent fiscal years, provided that after giving effect to such Restricted Payment (including with respect to the ability to carry such amounts over to subsequent fiscal years), the Consolidated Net Leverage Ratio, on a Pro Forma Basis after giving effect such Restricted Payment (or carryforward), does not exceed 3.00:1.00 plus (2) $5,000,000, provided that after giving effect to such Restricted Payment, the Consolidated Net Leverage Ratio, on a Pro Forma Basis after giving effect such Restricted Payment, does not exceed 2.40:1.00, plus (3) $10,000,000, provided that after giving effect to such Restricted Payment, the Consolidated Net Leverage Ratio, on a Pro Forma Basis after giving effect such Restricted Payment, does not exceed 1.90:1.00, (ii) declare and make dividend payments or other distributions payable solely in the common stock or other common Capital Stock of Holdings; and (iii) make Restricted Payments to pay employee taxes in connection with its employee Retirement Savings Plan, company stock plan or equity plan; provided that the aggregate amount of payments made under this clause (iii) shall not exceed $7,500,000 during any fiscal year of Holdings with unused amounts in any fiscal year being carried over to the immediately succeeding fiscal year in an aggregate amount not to exceed $7,500,000;”

(f)Section 7.6(g) of the Credit Agreement is hereby amended and restated as follows:

“(g)Holdings and its Subsidiaries may make Restricted Payments not otherwise permitted by one of the foregoing clauses of this Section 7.6; provided that (i) the aggregate amount of all such Restricted Payments made pursuant to this clause (g) shall not exceed $2,500,000 and (ii) after giving effect to such Restricted Payment, the Consolidated Net Leverage Ratio, on a Pro Forma Basis after giving effect such Restricted Payment, does not exceed 3.00:1.00;”

(g)Section 7.6(k) of the Credit Agreement is hereby amended and restated as follows:

“(k)the Group Members may repurchase Capital Stock of Holdings pursuant to a board-approved share repurchase plan for aggregate consideration not to exceed $15,000,000, so long as (i) immediately before and immediately after giving effect to any such repurchase,

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Holdings and its Subsidiaries shall be in compliance on a Pro Forma Basis with the covenant set forth in Section 7.1 and (ii) that after giving effect to such Restricted Payment, the Consolidated Net Leverage Ratio, on a Pro Forma Basis after giving effect such Restricted Payment, does not exceed 3.00:1.00; and”

Section 3. Limited Waiver.

(a) Subject to the satisfaction (or waiver) of the conditions precedent specified in Section 5 below, each of the Consenting Lenders hereby agrees to waive compliance by Holdings with Section 7.1(a) of the Amended Credit Agreement, solely for the fiscal quarter ending on or about June 30, 2026.

(b)This waiver in clause (a) above is limited in nature and nothing contained herein is intended or shall be deemed or construed (i) to, other than as expressly set forth in this Agreement, constitute a waiver of any future compliance with any term or provision of any Loan Document or applicable law or (ii) to establish a custom or course of dealing between the Loan Parties, on the one hand, and the Administrative Agent and/or any Lender, on the other hand.  For the avoidance of doubt, this limited waiver shall not constitute a waiver of any covenant or condition that requires compliance with Section 7.1(a), and Holdings and its Subsidiaries shall not be permitted to take any action under the Amended Credit Agreement which requires, or is conditioned on, compliance with Section 7.1 from the period commencing on the First Amendment Effective Date and ending on the date on which Holdings delivers to the Administrative Agent a Compliance Certificate which shows that it is in compliance with, or in reference to, the financial covenant set forth in Section 7.1(a) of the Amended Credit Agreement for the four consecutive quarter period ending on or about December 31, 2026.

Section 4.  Representations and Warranties.  Each Loan Party represents and warrants to each Agent and the Lenders as of the First Amendment Effective Date, immediately after giving effect to this Agreement, that:

(a) the representations and warranties set forth in Section 4 of the Amended Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the First Amendment Effective Date as if made on and as of the First Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in such Section to “this Agreement” included reference to this Agreement; and

(b) no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date, in each case, immediately after giving effect to this Agreement.

Section 5.  Conditions Precedent.  The amendments set forth in Section 2 hereof and the limited waiver set forth in Section 3 hereof shall become effective upon the satisfaction (or waiver by the Required Lenders) of the following conditions precedent (the date on which such conditions precedent are satisfied or waived being referred to herein as the “First Amendment Effective Date”):

(a)Execution.  The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, Holdings and the Lenders constituting the

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Required Lenders under the Credit Agreement (which, in each case, may include telecopy or electronic transmission of a signed signature page of this Agreement).

(b)Effective Date Certificate.  The Administrative Agent shall have received an originally executed First Amendment Effective Date Certificate, together with all attachments thereto, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which a Responsible Officer of the Borrower shall certify to the representations and warranties being made pursuant to Section 4 hereof.

(c)Fees and Expenses.

(i)  The Administrative Agent shall have received all fees required to be paid on the First Amendment Effective Date pursuant to the First Amendment Payments Letter dated the date hereof between the Administrative Agent, Holdings and the Borrower.

(ii) The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements due and payable under the Loan Documents on or prior to the date hereof, including all reasonable and documented out-of-pocket fees, charges and disbursements of Administrative Agent, Milbank LLP, primary counsel to Administrative Agent to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date.

Section 6.  No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof and the waiver set forth in Section 3 hereof.

Section 7. Covenants.  Holdings and the Borrower hereby expressly agree and acknowledge that from and after the First Amendment Effective Date, until the date on which Holdings delivers to the Administrative Agent a Compliance Certificate which shows that it is in compliance with the financial covenant set forth in Section 7.1(a) of the Amended Credit Agreement for the four consecutive quarter period ending on or about December 31, 2026, Holdings and its Subsidiaries shall not be permitted to take any action under the Amended Credit Agreement which requires, or is conditioned on, compliance with, or in reference to, Section 7.1 of the Amended Credit Agreement.

Section 8.  Confirmation.  Each Loan Party (a) confirms its obligations under the Collateral Documents, (b) confirms that its obligations under the Credit Agreement, as modified hereby, are entitled to the benefits of the pledges set forth in the Collateral Documents, (c) confirms that its obligations under the Credit Agreement, as modified hereby, constitute “Obligations” and (d) agrees that the Credit Agreement, as modified hereby, is the “Credit Agreement” under, and for all purposes of, the Collateral Documents.  Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents.  Each Guarantor (x) confirms its guarantee obligations under the Credit Agreement, (y) confirms that its obligations under the Credit Agreement, as modified hereby, are entitled to the benefits of the guarantee set forth in the Credit Agreement, and (z) confirms that its obligations under the Credit Agreement as modified hereby constitute “Guaranteed Obligations”.  Each party, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect.

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Section 9.  Miscellaneous.

(a)This Agreement shall be limited as written and nothing herein shall be deemed to constitute a consent, amendment or waiver of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any party hereto may now have or may in the future have under any of the Loan Documents.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement or any other Loan Document, or in any amendment or other modification hereof or thereof (including waivers and consents), shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the delivery.

(b)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(c)Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Agreement upon the satisfaction (or waiver) of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER

Ribbon Communications Operating Company, Inc.

By:/s/ Patrick Macken

Name: Patrick Macken

Title: President and Chief Executive Officer

HOLDINGS

Ribbon Communications Inc.

By:/s/ Patrick Macken

Name: Patrick Macken

Title: Chief Legal Officer

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ADMINISTRATIVE AGENT

HPS INVESTMENT PARTNERS, LLC,

as Administrative Agent

By: /s/ Daniel Zevnik

Name:

Title:

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LENDERS

HPS SPECIALTY LOAN FUND V, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS SPECIALTY LOAN FUND V-L, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLIF V-L HOLDINGS, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLIF V HOLDINGS, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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HPS SPECIALTY LOAN EUROPE FUND V, SCSP,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS SPECIALTY LOAN ONTARIO FUND V, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS SPECIALTY LOAN MASTER FUND (EUR) V, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS SPECIALTY LOAN FUND VI, SCSP,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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SLIF VI HOLDINGS, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS SPECIALTY LOAN FUND VI-L, SCSP.,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLIF VI-L HOLDINGS, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

CST SPECIALTY LOAN FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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MORENO STREET DIRECT LENDING FUND, L.P., as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SPECIALTY LOAN VG FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

AIGUILLES ROUGES SECTOR C INVESTMENT FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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RELIANCE STANDARD LIFE INSURANCE COMPANY,

as a Lender

By: HPS Investment Partners, LLC, as Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

TMD-DL HOLDINGS, LLC,

as a Lender

By: HPS Investment Partners, LLC, as Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

CACTUS DIRECT LENDING FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

RED CEDAR FUND 2016, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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RED CEDAR HOLDINGS, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SWISS CAPITAL HPS PRIVATE DEBT FUND L.P., as a Lender

By: HPS Investment Partners, LLC, as Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

PACIFIC INDEMNITY COMPANY,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

PRESIDIO LOAN FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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PRESIDIO LOAN HOLDINGS, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

VG HPS PRIVATE DEBT FUND L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS OCOEE SPECIALTY LOAN FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS SPECIALTY LOAN FUND TX, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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BRICKYARD DIRECT (SLF) HOLDINGS A, L.P., as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

BRICKYARD DIRECT LENDING FUND (SLF), L.P., as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS CORPORATE LENDING FUND,

as a Lender

By: HPS Advisors, LLC, its Investment

Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS A-LIFE DIRECT LENDING FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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HPS BLACK KNIGHT 1922 SPECIALTY LOAN FUND, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS GARDEN PRIVATE CREDIT FUND, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

T DIRECT LENDING HOLDINGS, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS CORPORATE CAPITAL SOLUTIONS FUND,

as a Lender

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

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HALITE 2024 DIRECT (JERSEY) LIMITED,

as a Lender

By: HPS Investment Partners, LLC, its Investment

Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HLEND CLO 2023-1, LLC

as a Lender

By: HPS Corporate Lending Fund, its sole member

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HLEND CLO 2024-2, LLC

as a Lender

By: HPS Corporate Lending Fund, its sole member

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HLEND HOLDINGS C, L.P.,

as a Lender

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

PALISADES CLO, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

US-DOCS\171161013.8

SLF TX HOLDINGS, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF V INTERNATIONAL-L HOLDINGS C, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF V-L HOLDINGS C, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

CACTUS DIRECT HOLDINGS B, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

US-DOCS\171161013.8

SLF V INTERNATIONAL-L HOLDINGS C, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HLEND CLO 2025-3 LLC, as a Lender

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HLEND CLO 2025-4, LLC, as a Lender

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HLEND HOLDINGS D, L.P., as a Lender

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

HPS CX-2 SPECIALTY LOAN FINANCING CLO I, LTD., as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

US-DOCS\171161013.8

HUDSON KETTLE CLO 2025, LLC,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF V INTERNATIONAL-L HOLDINGS, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF VI INTERNATIONAL-L HOLDINGS B, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF V-L HOLDINGS B, SCSP,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF VI-L HOLDINGS D, SCSP,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

US-DOCS\171161013.8

SLF VI-L US HOLDINGS C, SCSP,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF V-L HOLDINGS, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF VI-L HOLDINGS D, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

SLF VI-L US HOLDINGS C, SCSP,

as a Lender

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

STAR HOLDINGS A, L.P.,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

US-DOCS\171161013.8

T DIRECT LENDING HOLDINGS B, L.P,

as a Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Daniel Zevnik

Name: Daniel Zevnik

Title: Managing Director

DL2020 Holdings, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

H.I.G. Whitehorse SMA ABF, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

H.I.G. Whitehorse SSG CC Credit, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

H.I.G. WHITEHORSE TRINITY CLO, Ltd.

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

H.I.G. Whitehorse Trinity Credit, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

US-DOCS\171161013.8

H.I.G. Whitehorse TriStar Credit, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

H.I.G. Whitehorse Virtus Credit, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

LF2020 OFFSHORE HOLDINGS – H24, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

LF2020 Offshore Holdings, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

Swiss Capital HYS Private Debt Fund, L.P.

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

Swiss Capital Hys Private Debt Offshore SP

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

Thorney Island Limited Partnership

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

US-DOCS\171161013.8

WF FSBA SPV I, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

WH MML SPV, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

Whitehorse CCSSG, LLC

As a Lender

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

WhiteHorse Finance CLO I, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

WhiteHorse Finance, Inc.

As a Lender

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

WhiteHorse MM Unlevered Loan Holdings, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

US-DOCS\171161013.8

WHMM Levered SPV I, LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

WHPL Terra SPV I LLC

By: /s/ Mark Bernier

Name: Mark Bernier

Title: Authorized Signatory

US-DOCS\171161013.8